Exhibit 99.1 9.1

News Release

Abbott Reports Second-Quarter 2024 Results and Raises
Full-Year Guidance

–Sales of $10.4 billion driven by strong underlying base business performance
–Reported sales growth of 4.0 percent; organic sales growth for underlying base business of 9.3 percent1, led by double-digit growth in Medical Devices
–Continues to strengthen portfolio with new product approvals

ABBOTT PARK, Ill., July 18, 2024 — Abbott today announced financial results for the second quarter ended June 30, 2024.

•Second-quarter GAAP diluted EPS of $0.74 and adjusted diluted EPS of $1.14, which excludes specified items.
•Abbott raised its full-year 2024 EPS guidance range. Abbott projects full-year diluted EPS on a GAAP basis of $3.30 to $3.40 and projects adjusted diluted EPS of $4.61 to $4.71.
•Abbott narrowed its full-year 2024 organic sales growth guidance range, excluding COVID-19 testing-related sales, to 9.5% to 10.0%, which represents an increase at the midpoint of the range2.
•In April, Abbott announced U.S. Food and Drug Administration (FDA) approval of the Esprit™ below-the-knee (BTK) system, a breakthrough innovation for people living with peripheral artery disease. This system is designed to keep arteries open and deliver a drug to support vessel healing prior to completely dissolving.
•In June, Abbott announced U.S. FDA clearance for two new over-the-counter continuous glucose monitoring systems — Lingo™ and Libre Rio™, which are based on Abbott's world-leading FreeStyle Libre® continuous glucose monitoring technology3.
•In June, Abbott obtained CE Mark for its AVEIR® dual chamber (DR) leadless pacemaker system, the world's first dual chamber leadless pacemaker system that treats people with abnormal or slow heart rhythms.
•During the first half of 2024, Abbott announced 10 new growth opportunities coming from the company's highly productive R&D pipeline. These include a combination of new product approvals and new treatment indications.

"We achieved another quarter of strong growth in our underlying base business," said Robert B. Ford, chairman and chief executive officer, Abbott. "We have a lot of positive momentum heading into the second half of the year and are raising our full-year guidance."
-- more --

SECOND-QUARTER BUSINESS OVERVIEW
Management believes that measuring sales growth rates on an organic basis, which excludes the impact of foreign exchange, the impact of discontinuing the ZonePerfect® product line in the Nutrition business, and the impact of the acquisition of Cardiovascular Systems, Inc. (CSI) during the first year post-acquisition, is an appropriate way for investors to best understand the core underlying performance of the business. Management further believes that measuring sales growth rates on an organic basis excluding COVID-19 tests is an appropriate way for investors to best understand underlying base business performance as the COVID-19 pandemic has shifted to an endemic state, resulting in significantly lower demand for COVID-19 tests.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Second Quarter 2024 Results (2Q24)

Sales 2Q24 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	3,934	933	812	—	2,185
International	6,443	1,217	1,383	1,294	2,549
Total reported	10,377	2,150	2,195	1,294	4,734

% Change vs. 2Q23
U.S.	4.7	6.0	(15.5)	n/a	14.2
International	3.6	1.7	1.9	0.6	7.0
Total reported	4.0	3.5	(5.3)	0.6	10.2
Impact of foreign exchange	(3.5)	(3.6)	(3.8)	(7.5)	(2.2)
Impact of business exit and acquisition*	0.1	(0.4)	—	—	0.3
Organic	7.4	7.5	(1.5)	8.1	12.1
Impact of COVID-19 testing sales (4)	(1.9)	—	(7.4)	—	—
Organic (excluding COVID-19 tests)	9.3	7.5	5.9	8.1	12.1

U.S.	9.0	6.9	(0.3)	n/a	13.5
International	9.4	7.9	9.5	8.1	10.9

First Half 2024 Results (1H24)

Sales 1H24 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	7,780	1,811	1,743	—	4,219
International	12,561	2,407	2,666	2,520	4,968
Total reported	20,341	4,218	4,409	2,520	9,187

% Change vs. 1H23
U.S.	1.2	7.0	(24.1)	n/a	14.3
International	4.3	2.4	(1.6)	1.8	10.3
Total reported	3.1	4.3	(11.9)	1.8	12.1
Impact of foreign exchange	(3.2)	(3.1)	(2.9)	(9.0)	(1.7)
Impact of business exit and acquisition*	0.2	(0.2)	—	—	0.7
Organic	6.1	7.6	(9.0)	10.8	13.1
Impact of COVID-19 testing sales (4)	(3.9)	—	(14.7)	—	—
Organic (excluding COVID-19 tests)	10.0	7.6	5.7	10.8	13.1

U.S.	9.5	7.5	3.3	n/a	12.8
International	10.3	7.7	7.1	10.8	13.4
Refer to page 16 for a reconciliation of adjusted historical revenue to reported revenue.

*Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024 and the acquisition of CSI on April 27, 2023. Organic sales growth excludes the impact of the acquired business from January through April 2024.
-- more --

Nutrition

Second Quarter 2024 Results (2Q24)

Sales 2Q24 ($ in millions)	Total	Pediatric	Adult
U.S.	933	564	369
International	1,217	495	722
Total reported	2,150	1,059	1,091

% Change vs. 2Q23
U.S.	6.0	11.3	(1.2)
International	1.7	(4.4)	6.4
Total reported	3.5	3.4	3.7
Impact of foreign exchange	(3.6)	(1.6)	(5.4)
Impact of business exit*	(0.4)	—	(0.8)
Organic	7.5	5.0	9.9

U.S.	6.9	11.3	0.8
International	7.9	(1.0)	14.7
Worldwide Nutrition sales increased 3.5 percent on a reported basis and 7.5 percent on an organic basis in the second quarter.
In Pediatric Nutrition, global sales increased 3.4 percent on a reported basis and 5.0 percent on an organic basis. Sales in the U.S. reflect continued market share gains in the infant formula business.
In Adult Nutrition, global sales increased 3.7 percent on a reported basis and 9.9 percent on an organic basis, which was led by strong growth of Ensure®, Abbott's market-leading complete and balanced nutrition brand.

First Half 2024 Results (1H24)

Sales 1H24 ($ in millions)	Total	Pediatric	Adult
U.S.	1,811	1,078	733
International	2,407	990	1,417
Total reported	4,218	2,068	2,150

% Change vs. 1H23
U.S.	7.0	11.6	0.8
International	2.4	0.7	3.6
Total reported	4.3	6.1	2.6
Impact of foreign exchange	(3.1)	(1.5)	(4.6)
Impact of business exit*	(0.2)	—	(0.4)
Organic	7.6	7.6	7.6

U.S.	7.5	11.6	1.9
International	7.7	3.7	10.5

*Reflects the impact of discontinuing the ZonePerfect® product line. This action was initiated in March 2024.

-- more --

Diagnostics

Second Quarter 2024 Results (2Q24)

Sales 2Q24 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	812	327	33	107	345
International	1,383	1,002	94	49	238
Total reported	2,195	1,329	127	156	583

% Change vs. 2Q23
U.S.	(15.5)	5.1	(22.5)	8.1	(32.1)
International	1.9	2.1	(4.9)	14.1	2.1
Total reported	(5.3)	2.8	(10.3)	9.9	(21.3)
Impact of foreign exchange	(3.8)	(5.8)	(0.9)	(0.1)	(1.5)
Organic	(1.5)	8.6	(9.4)	10.0	(19.8)
Impact of COVID-19 testing sales (4)	(7.4)	(0.2)	(3.8)	—	(20.2)
Organic (excluding COVID-19 tests)	5.9	8.8	(5.6)	10.0	0.4

U.S.	(0.3)	5.3	(19.0)	8.1	(6.6)
International	9.5	9.9	—	14.5	11.0

As expected, Diagnostics sales growth in the second quarter was negatively impacted by year-over-year declines in COVID-19 testing-related sales4. Worldwide COVID-19 testing sales were $102 million in the second quarter of 2024 compared to $263 million in the second quarter of the prior year.

Excluding COVID-19 testing-related sales, global Diagnostics sales increased 1.8 percent on a reported basis and 5.9 percent on an organic basis.

Excluding COVID-19 testing-related sales, global Core Laboratory Diagnostics sales increased 3.0 percent on a reported basis and 8.8 percent on an organic basis, led by continued strong adoption of Abbott's Alinity® family of diagnostics systems and testing portfolios.

First Half 2024 Results (1H24)

Sales 1H24 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	1,743	637	75	205	826
International	2,666	1,897	181	90	498
Total reported	4,409	2,534	256	295	1,324

% Change vs. 1H23
U.S.	(24.1)	6.2	(16.3)	6.9	(41.6)
International	(1.6)	1.2	(8.8)	6.9	(9.7)
Total reported	(11.9)	2.4	(11.1)	6.9	(32.7)
Impact of foreign exchange	(2.9)	(4.9)	(0.6)	—	(1.1)
Organic	(9.0)	7.3	(10.5)	6.9	(31.6)
Impact of COVID-19 testing sales (4)	(14.7)	(0.3)	(7.3)	—	(34.6)
Organic (excluding COVID-19 tests)	5.7	7.6	(3.2)	6.9	3.0

U.S.	3.3	6.5	(6.7)	6.9	0.3
International	7.1	7.9	(1.8)	7.1	7.1

-- more --

Established Pharmaceuticals

Second Quarter 2024 Results (2Q24)

Sales 2Q24 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,294	988	306
Total reported	1,294	988	306

% Change vs. 2Q23
U.S.	n/a	n/a	n/a
International	0.6	(0.2)	3.1
Total reported	0.6	(0.2)	3.1
Impact of foreign exchange	(7.5)	(9.0)	(2.6)
Organic	8.1	8.8	5.7

U.S.	n/a	n/a	n/a
International	8.1	8.8	5.7

Established Pharmaceuticals sales increased 0.6 percent on a reported basis and 8.1 percent on an organic basis in the second quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies decreased 0.2 percent on a reported basis and increased 8.8 percent on an organic basis, led by growth in several geographies and therapeutic areas, including cardiometabolic, gastroenterology, and central nervous system/pain management.

First Half 2024 Results (1H24)

Sales 1H24 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	2,520	1,916	604
Total reported	2,520	1,916	604

% Change vs. 1H23
U.S.	n/a	n/a	n/a
International	1.8	0.7	5.3
Total reported	1.8	0.7	5.3
Impact of foreign exchange	(9.0)	(11.3)	(1.6)
Organic	10.8	12.0	6.9

U.S.	n/a	n/a	n/a
International	10.8	12.0	6.9

-- more --

Medical Devices

Second Quarter 2024 Results (2Q24)

Sales 2Q24 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	2,185	292	287	244	275	258	192	637
International	2,549	315	340	77	449	306	51	1,011
Total reported	4,734	607	627	321	724	564	243	1,648

% Change vs. 2Q23
U.S.	14.2	8.5	16.8	7.7	4.3	17.9	3.7	26.3
International	7.0	0.4	10.5	11.4	(0.4)	9.4	21.7	10.0
Total reported	10.2	4.2	13.3	8.6	1.3	13.2	7.0	15.8
Impact of foreign exchange	(2.2)	(1.7)	(3.4)	(0.3)	(2.0)	(2.4)	(1.2)	(2.4)
Impact of acquisition*	0.3	—	—	—	2.1	—	—	—
Organic	12.1	5.9	16.7	8.9	1.2	15.6	8.2	18.2

U.S.	13.5	8.5	16.8	7.7	(0.8)	17.9	3.7	26.3
International	10.9	3.7	16.7	12.8	2.5	13.8	28.4	13.7

Worldwide Medical Devices sales increased 10.2 percent on a reported basis and 12.1 percent on an organic basis in the second quarter, including double-digit organic growth in both the U.S. and internationally.

Sales growth was led by double-digit growth in Diabetes Care, Electrophysiology, and Structural Heart. Several recently launched products and new indications contributed to the strong performance, including Amplatzer® Amulet®, Navitor®, TriClip®, and AVEIR®.

In Electrophysiology, sales grew 13.3 percent on a reported basis and 16.7 percent on an organic basis, which included double-digit growth in catheters and cardiac mapping-related products, and double-digit growth in all major geographic regions.

In Diabetes Care, FreeStyle Libre sales were $1.6 billion, which represents sales growth of 18.4 percent on a reported basis and 20.4 percent on an organic basis.

First Half 2024 Results (1H24)

Sales 1H24 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	4,219	563	556	481	529	491	373	1,226
International	4,968	606	658	145	884	588	96	1,991
Total reported	9,187	1,169	1,214	626	1,413	1,079	469	3,217

% Change vs. 1H23
U.S.	14.3	6.6	15.0	8.2	9.8	14.4	9.6	24.6
International	10.3	4.4	14.4	9.7	4.1	10.9	15.9	13.6
Total reported	12.1	5.4	14.7	8.6	6.1	12.5	10.9	17.6
Impact of foreign exchange	(1.7)	(1.3)	(2.8)	(0.1)	(1.5)	(1.8)	(1.6)	(1.8)
Impact of acquisition*	0.7	—	—	—	4.3	—	—	—
Organic	13.1	6.7	17.5	8.7	3.3	14.3	12.5	19.4

U.S.	12.8	6.6	15.0	8.2	(1.3)	14.4	9.6	24.6
International	13.4	6.8	19.6	10.1	6.0	14.3	24.1	16.5

*Abbott completed the acquisition of CSI on April 27, 2023. For purposes of calculating organic sales growth, the impact from this acquired business has been excluded from January through April 2024.

-- more --

ABBOTT'S EARNINGS-PER-SHARE GUIDANCE
Abbott projects full-year 2024 diluted earnings per share under GAAP of $3.30 to $3.40. Abbott forecasts specified items for the full-year 2024 of $1.31 per share primarily related to intangible amortization, restructuring and cost reduction initiatives and other net expenses. Excluding specified items, projected adjusted diluted earnings per share would be $4.61 to $4.71 for the full-year 2024.

Abbott projects third-quarter 2024 diluted earnings per share under GAAP of $0.85 to $0.89. Abbott forecasts specified items for the third-quarter 2024 of $0.33 per share primarily related to intangible amortization, restructuring and cost reduction initiatives and other net expenses. Excluding specified items, projected adjusted diluted earnings per share would be $1.18 to $1.22 for the third quarter 2024.
ABBOTT DECLARES 402ND CONSECUTIVE QUARTERLY DIVIDEND
On June 14, 2024, the board of directors of Abbott declared the company's quarterly dividend of $0.55 per share. Abbott's cash dividend is payable Aug. 15, 2024, to shareholders of record at the close of business on July 15, 2024.

Abbott has increased its dividend payout for 52 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 114,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its second-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.
-- more --

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2023, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika LeBean, 224-399-5082 Ryan Aliff, 224-667-2299	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965
1In the second quarter of 2024, total worldwide sales were $10.377 billion and COVID-19 testing-related sales were $102 million. In the second quarter of 2023, total worldwide sales were $9.978 billion and COVID-19 testing-related sales were $263 million.

2Abbott has not provided the related GAAP financial measure for organic sales growth, excluding COVID-19 testing-related sales, on a forward-looking basis because the company is unable to predict with reasonable certainty the impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates, which could significantly impact reported sales growth. In addition, as the COVID-19 pandemic has shifted to an endemic state, the company has determined that it is unable to predict with reasonable certainty future COVID-19 test sales due to the unpredictability of demand for COVID-19 tests.

3Data on file. Abbott Diabetes Care.

4Diagnostic sales and COVID-19 testing-related sales in 2024 and 2023 are summarized below:

	Sales 2Q24			COVID Tests Sales 2Q24
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	812	1,383	2,195	69	33	102
Core Laboratory	327	1,002	1,329	1	1	2
Molecular	33	94	127	2	1	3
Rapid Diagnostics	345	238	583	66	31	97

	Sales 2Q23			COVID Tests Sales 2Q23
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	961	1,356	2,317	216	47	263
Core Laboratory	311	982	1,293	2	3	5
Molecular	43	98	141	4	4	8
Rapid Diagnostics	508	233	741	210	40	250

	Sales 1H24			COVID Tests Sales 1H24
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	1,743	2,666	4,409	222	84	306
Core Laboratory	637	1,897	2,534	2	3	5
Molecular	75	181	256	5	2	7
Rapid Diagnostics	826	498	1,324	215	79	294

	Sales 1H23			COVID Tests Sales 1H23
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	2,296	2,709	5,005	824	169	993
Core Laboratory	600	1,875	2,475	4	7	11
Molecular	90	198	288	14	14	28
Rapid Diagnostics	1,414	552	1,966	806	148	954

-- more --

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Second Quarter Ended June 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	2Q24	2Q23	% Change
Net Sales	$10,377	$9,978	4.0

Cost of products sold, excluding amortization expense	4,603	4,483	2.7
Amortization of intangible assets	471	498	(5.6)
Research and development	698	715	(2.3)
Selling, general, and administrative	2,936	2,740	7.1
Total Operating Cost and Expenses	8,708	8,436	3.2

Operating Earnings	1,669	1,542	8.2

Interest expense, net	58	61	(5.1)
Net foreign exchange (gain) loss	(6)	21	n/m
Other (income) expense, net	10	(176)	n/m
Earnings before taxes	1,607	1,636	(1.8)
Taxes on earnings	305	261	17.1	1)

Net Earnings	$1,302	$1,375	(5.3)

Net Earnings excluding Specified Items, as described below	$2,003	$1,893	5.8	2)

Diluted Earnings per Common Share	$0.74	$0.78	(5.1)

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.14	$1.08	5.6	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,751	1,750

NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.
-- more --

1)2024 Taxes on Earnings includes the recognition of approximately $25 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2023 Taxes on Earnings includes the recognition of approximately $40 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $701 million, or $0.40 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and a divestiture, and other net expenses.

2023 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $518 million, or $0.30 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses.
-- more --

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
First Half Ended June 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	1H24	1H23	% Change
Net Sales	$20,341	$19,725	3.1

Cost of products sold, excluding amortization expense	9,066	8,814	2.9
Amortization of intangible assets	943	989	(4.7)
Research and development	1,382	1,369	0.9
Selling, general, and administrative	5,895	5,502	7.1
Total Operating Cost and Expenses	17,286	16,674	3.7

Operating Earnings	3,055	3,051	0.2

Interest expense, net	119	113	5.6
Net foreign exchange (gain) loss	(6)	27	n/m
Other (income) expense, net	(101)	(287)	n/m
Earnings before taxes	3,043	3,198	(4.8)
Taxes on earnings	516	505	2.2	1)

Net Earnings	$2,527	$2,693	(6.2)

Net Earnings excluding Specified Items, as described below	$3,732	$3,708	0.7	2)

Diluted Earnings per Common Share	$1.44	$1.53	(5.9)

Diluted Earnings per Common Share, excluding Specified Items, as described below	$2.12	$2.11	0.5	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,750	1,751

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.
-- more --

1)2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2023 Taxes on Earnings includes the recognition of approximately $62 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.205 billion, or $0.68 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and a divestiture, and other net expenses.

2023 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.015 billion, or $0.58 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses.

-- more --

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Second Quarter Ended June 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	2Q24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$471	$(471)	$—
Gross Margin	5,303	506	5,809
R&D	698	(41)	657
SG&A	2,936	(57)	2,879
Other (income) expense, net	10	(145)	(135)
Earnings before taxes	1,607	749	2,356
Taxes on Earnings	305	48	353
Net Earnings	1,302	701	2,003
Diluted Earnings per Share	$0.74	$0.40	$1.14

Specified items reflect intangible amortization expense of $471 million and other net expenses of $278 million associated with restructuring actions, acquisitions, a divestiture and other net expenses. See page 17 for additional details regarding specified items.

	2Q23
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$498	$(498)	$—
Gross Margin	4,997	529	5,526
R&D	715	(72)	643
SG&A	2,740	(22)	2,718
Other (income) expense, net	(176)	57	(119)
Earnings before taxes	1,636	566	2,202
Taxes on Earnings	261	48	309
Net Earnings	1,375	518	1,893
Diluted Earnings per Share	$0.78	$0.30	$1.08

Specified items reflect intangible amortization expense of $498 million and other net expenses of $68 million associated with restructuring actions, costs associated with acquisitions and other net expenses. See page 18 for additional details regarding specified items.
-- more --

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
First Half Ended June 30, 2024 and 2023
(in millions, except per share data)
(unaudited)

	1H24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$943	$(943)	$—
Gross Margin	10,332	1,024	11,356
R&D	1,382	(62)	1,320
SG&A	5,895	(91)	5,804
Other (income) expense, net	(101)	(171)	(272)
Earnings before taxes	3,043	1,348	4,391
Taxes on Earnings	516	143	659
Net Earnings	2,527	1,205	3,732
Diluted Earnings per Share	$1.44	$0.68	$2.12

Specified items reflect intangible amortization expense of $943 million and other net expenses of $405 million associated with restructuring actions, acquisitions, a divestiture and other net expenses. See page 19 for additional details regarding specified items.

	1H23
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$989	$(989)	$—
Gross Margin	9,922	1,049	10,971
R&D	1,369	(98)	1,271
SG&A	5,502	(24)	5,478
Other (income) expense, net	(287)	57	(230)
Earnings before taxes	3,198	1,114	4,312
Taxes on Earnings	505	99	604
Net Earnings	2,693	1,015	3,708
Diluted Earnings per Share	$1.53	$0.58	$2.11

Specified items reflect intangible amortization expense of $989 million and other net expenses of $125 million associated with restructuring actions, costs associated with acquisitions and other expenses. See page 20 for additional details regarding specified items.

-- more --

A reconciliation of the second-quarter tax rates for 2024 and 2023 is shown below:

	2Q24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,607	$305	19.0%	1)
Specified items	749	48
Excluding specified items	$2,356	$353	15.0%

	2Q23
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,636	$261	15.9%	2)
Specified items	566	48
Excluding specified items	$2,202	$309	14.0%
1)2024 Taxes on Earnings includes the recognition of approximately $25 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2023 Taxes on Earnings includes the recognition of approximately $40 million of net tax expense as a result of the resolution of various tax positions related to prior years.

A reconciliation of the year-to-date tax rates for 2024 and 2023 is shown below:

	1H24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$3,043	$516	17.0%	3)
Specified items	1,348	143
Excluding specified items	$4,391	$659	15.0%

	1H23
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$3,198	$505	15.8%	4)
Specified items	1,114	99
Excluding specified items	$4,312	$604	14.0%

3)2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

4)2023 Taxes on Earnings includes the recognition of approximately $62 million of net tax expense as a result of the resolution of various tax positions related to prior years.

-- more --

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Second Quarter and First Half Ended June 30, 2024 and 2023
($ in millions)
(unaudited)

	2Q24				2Q23			% Change vs. 2Q23
									Non-GAAP
	Abbott Reported	Impact of acquisition (a)	Impact from business exit (b)	Adjusted Revenue	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	10,377	(15)	(8)	10,354	9,978	(15)	9,963	4.0	3.9	7.4
U.S.	3,934	(13)	(8)	3,913	3,758	(15)	3,743	4.7	4.6	4.6
Intl	6,443	(2)	—	6,441	6,220	—	6,220	3.6	3.5	9.2

Total Nutrition	2,150	—	(8)	2,142	2,076	(15)	2,061	3.5	3.9	7.5
U.S.	933	—	(8)	925	881	(15)	866	6.0	6.9	6.9
Intl	1,217	—	—	1,217	1,195	—	1,195	1.7	1.7	7.9

Adult Nutrition	1,091	—	(8)	1,083	1,052	(15)	1,037	3.7	4.5	9.9
U.S.	369	—	(8)	361	374	(15)	359	(1.2)	0.8	0.8
Intl	722	—	—	722	678	—	678	6.4	6.4	14.7

Total Medical Devices	4,734	(15)	—	4,719	4,295	—	4,295	10.2	9.9	12.1
U.S.	2,185	(13)	—	2,172	1,913	—	1,913	14.2	13.5	13.5
Intl	2,549	(2)	—	2,547	2,382	—	2,382	7.0	7.0	10.9

Vascular	724	(15)	—	709	715	—	715	1.3	(0.8)	1.2
U.S.	275	(13)	—	262	264	—	264	4.3	(0.8)	(0.8)
Intl	449	(2)	—	447	451	—	451	(0.4)	(0.6)	2.5

	1H24				1H23			% Change vs. 1H23
									Non-GAAP
	Abbott Reported	Impact of acquisition (a)	Impact from business exit (b)	Adjusted Revenue	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	20,341	(57)	(8)	20,276	19,725	(15)	19,710	3.1	2.9	6.1
U.S.	7,780	(53)	(8)	7,719	7,686	(15)	7,671	1.2	0.6	0.6
Intl	12,561	(4)	—	12,557	12,039	—	12,039	4.3	4.3	9.6

Total Nutrition	4,218	—	(8)	4,210	4,043	(15)	4,028	4.3	4.5	7.6
U.S.	1,811	—	(8)	1,803	1,693	(15)	1,678	7.0	7.5	7.5
Intl	2,407	—	—	2,407	2,350	—	2,350	2.4	2.4	7.7

Adult Nutrition	2,150	—	(8)	2,142	2,095	(15)	2,080	2.6	3.0	7.6
U.S.	733	—	(8)	725	727	(15)	712	0.8	1.9	1.9
Intl	1,417	—	—	1,417	1,368	—	1,368	3.6	3.6	10.5

Total Medical Devices	9,187	(57)	—	9,130	8,195	—	8,195	12.1	11.4	13.1
U.S.	4,219	(53)	—	4,166	3,691	—	3,691	14.3	12.8	12.8
Intl	4,968	(4)	—	4,964	4,504	—	4,504	10.3	10.2	13.4

Vascular	1,413	(57)	—	1,356	1,332	—	1,332	6.1	1.8	3.3
U.S.	529	(53)	—	476	482	—	482	9.8	(1.3)	(1.3)
Intl	884	(4)	—	880	850	—	850	4.1	3.6	6.0

(a) Abbott completed the acquisition of CSI on April 27, 2023. For purposes of calculating organic sales growth, the impact from this acquired business has been excluded from January through April 2024.
(b) Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business. This action was initiated in March 2024.

-- more --

Abbott Laboratories and Subsidiaries
Details of Specified Items
Second Quarter Ended June 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$32	$471	$2	$506
R&D	(1)	1	—	(41)	(41)
SG&A	(11)	(10)	—	(36)	(57)
Other (income) expense, net	(147)	—	—	2	(145)
Earnings before taxes	$160	$41	$471	$77	749
Taxes on Earnings (d)					48
Net Earnings					$701
Diluted Earnings per Share					$0.40
The table above provides additional details regarding the specified items described on page 13.

a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and an intangible asset impairment charge.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.

-- more --

Abbott Laboratories and Subsidiaries
Details of Specified Items
Second Quarter Ended June 30, 2023
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$7	$11	$498	$13	$529
R&D	(8)	7	—	(71)	(72)
SG&A	(17)	(2)	—	(3)	(22)
Other (income) expense, net	47	—	—	10	57
Earnings before taxes	$(15)	$6	$498	$77	566
Taxes on Earnings (d)					48
Net Earnings					$518
Diluted Earnings per Share					$0.30

The table above provides additional details regarding the specified items described on page 13.
a)Acquisition-related expenses include legal and other costs related to business acquisitions as well as integration costs, which represent incremental costs directly related to integrating acquired businesses. These costs were more than offset by fair value adjustments to contingent consideration related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and charges for intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.

-- more --

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Half Ended June 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$2	$74	$943	$5	$1,024
R&D	(4)	(1)	—	(57)	(62)
SG&A	(25)	(19)	—	(47)	(91)
Other (income) expense, net	(135)	—	—	(36)	(171)
Earnings before taxes	$166	$94	$943	$145	1,348
Taxes on Earnings (d)					143
Net Earnings					$1,205
Diluted Earnings per Share					$0.68
The table above provides additional details regarding the specified items described on page 14.

a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment and intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.

-- more --

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Half Ended June 30, 2023
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$12	$32	$989	$16	$1,049
R&D	(12)	8	—	(94)	(98)
SG&A	(21)	(6)	—	3	(24)
Other (income) expense, net	41	—	—	16	57
Earnings before taxes	$4	$30	$989	$91	1,114
Taxes on Earnings (d)					99
Net Earnings					$1,015
Diluted Earnings per Share					$0.58

The table above provides additional details regarding the specified items described on page 14.
a)Acquisition-related expenses include legal and other costs related to business acquisitions as well as integration costs, which represent incremental costs directly related to integrating acquired businesses. These costs were partially offset by fair value adjustments to contingent consideration related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.
###